UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-12


                                 FutureIT, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount previously paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                                  FUTUREIT INC.
                               4 Hamelacha Street
                    North Industrial Area, Lod 71520, Israel


                                                                   June 15, 2009




To Our Stockholders:

         On behalf of the Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of the Stockholders of FutureIT Inc. The Annual Meeting will be held at 3:00 p.m. Israeli time on July 21, 2009 at 4 Hamelacha Street, North Industrial Area, Lod, Israel.

         The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, Stockholders who are present at the meeting will have the opportunity to ask questions.

         We hope that as many Stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.


                                           Sincerely,

                                           /s/ Ehud Isaacs
                                           Ehud Isaacs
                                           Chief Financial Officer and Secretary






IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 21, 2009: This Proxy Statement and our 2008 annual report are available at www.futureitsoft.com.

                                  FUTUREIT INC.
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  July 21, 2009

                              ---------------------


                                                                     Lod, Israel
                                                                   June 15, 2009

         The Annual Meeting of Stockholders of FutureIT Inc. will be held at 4 Hamelacha Street, North Industrial Area, Lod, Israel, on July 21, 2009 at 3:00 p.m. Israeli time, for the following purposes:

         1. To elect five directors to the Board of Directors for the ensuing year;

         2. To ratify the selection of Brightman Almagor Zohar & Co. (Deloitte Touche Tohmatsu) as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

         3. To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

         Stockholders of record at the close of business on June 15, 2009 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                           By order of the Board of Directors,

                                           /s/Ehud Isaacs


                                           Ehud Isaacs
                                           Chief Financial Officer and Secretary







           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                                  FUTUREIT INC.
                               4 Hamelacha Street
                    North Industrial Area, Lod 71520, Israel

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 21, 2009

         This Proxy Statement is furnished to stockholders of FutureIT Inc. in connection with the Annual Meeting of Stockholders to be held at 3:00 p.m. Israeli time on July 21, 2009 at 4 Hamelacha Street, North Industrial Area, Lod, Israel, and at any adjournment thereof. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

         This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Stockholders are expected to be mailed to stockholders beginning on or about June 19, 2009.

Proxy Procedure

         Only stockholders of record at the close of business on June 15, 2009 are entitled to vote in person or by proxy at the Annual Meeting.

         Our Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

         Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A stockholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of our company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

         The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation, but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

         As of June 15, 2009, there were 24,340,000 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to FutureIT Inc. at 4 Hamelacha Street, North Industrial Area, Lod 71520, Israel; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving notice to our Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

         It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders on or about June 19, 2009.

         ITEM 1.  ELECTION OF DIRECTORS

         The Board of Directors has proposed that five directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the five persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting.

         Background information with respect to the five nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.

                        Directors and Executive Officers

         The following table sets forth certain information regarding those individuals currently serving as our directors and executive officers as of June 15, 2009.

                                                                                                         Director
Name                                          Principal Occupation                              Age       Since
----                                          --------------------                              ---      --------
Shmuel Bachar                       Chairman of the Board and Chief Executive Officer           53         2006
Omer Nirhod                         Director and President, Founder and Chief Executive         40         2006
                                    Officer DataSafe Group
Nicholas, The Viscount Bearsted     Entrepreneur                                                59         2007
Michael Avnimelech                  Owner and manager of MA Investments, M&A Consulting Ltd.    64         2007
Tzahi Langer                        Chief Executive Officer and Vice President -Business        35         2009
                                    Development of DataSafe Software Solutions
Ehud Isaacs                         Chief Financial Officer and Secretary                       32          --


         The principal occupation of each director during the last five years is that shown in the table supplemented by the following information.

         Shmuel Bachar has been our Chairman of the Board since our company's formation in 2006 and our Chief Executive Officer since 2008. Since May 2002, Mr. Bachar has provided business consulting services to a number of companies. Mr. Bachar serves as the chairman of the board of directors of Eyal A.C.C. Ltd. which is a private company. Mr. Bachar serves as a director of Top I Vision, Star Night Technologies Ltd. and S.D.S (Star Defense System) Ltd. and as an outside director of Yashir Investment House Underwriters.

         Omer Nirhod has been a director and our president since the formation of our company in 2006. Mr. Nirhod is the founder of DataSafe and has been the chief financial officer of DataSafe since 1995. Mr. Nirhod holds a B.A. in Psychology and an M.A. in Neuro Psychology from the Hebrew University in Jerusalem.

         Nicholas, The Viscount Bearsted has been a director since 2007. The Viscount Bearsted has been an entrepreneur and investor since 1977. He is currently Chairman of Powerstax plc and IPV Ltd. and a director of Family Network Inc. (doing business as Affinity Solutions), and Datawind Inc. Previously the Viscount Bearsted has been a founder of Alliance Imaging Inc, Alliance Medical plc, and CEO of Hulton Deutsch Collection Ltd and a director of Maybourn Group plc. The Viscount Bearsted holds a Bachelors degree in Chemistry from Oxford University.

         Michael Avnimelech has been a director since 2007. Mr. Avnimelech has been the owner and manager of MA Investments, M&A Consulting Ltd. a firm specializing in international acquisitions and investments since 1995. Mr. Avnimelech serves as a director and audit committee member of Oceana Advanced Industries Ltd. and Rekah Pharmaceutical Industries Ltd., public companies traded on the Tel Aviv Stock Exchange. Mr. Avnimelech holds B.A. and M.A. degrees in Economics and Business from the Hebrew University of Jerusalem.

         Tzahi Langer has been a director since March 2009. Mr. Langer has served as the chief executive officer of DataSafe Software Solutions, a division of a subsidiary of our controlling shareholder, DataSafe, since August 2006 and as its vice president business development since June 2004. Mr. Langer holds a B.A. degree in Mathematics and Education from Levinsky College and an M.B.A. from the College of Management, Israel.

         Ehud Isaacs has served as our Chief Financial Officer and Secretary since June 1, 2009. Prior to becoming Chief Financial Officer, Mr. Isaacs was our comptroller since December 28, 2008. From June 2007 until joining us, Mr. Isaacs served as a controller of Vuance Ltd., a company whose securities are traded on the NASDAQ Capital Market. Before joining Vuance Ltd., Mr Isaacs worked for Ernst &Young Israel as a CPA. Mr. Isaacs holds a B.A. degree in Economics and Accounting from the University of Haifa, Israel and is a certified CPA in Israel.

         All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. Our Chairman of the Board and Chief Executive Officer devotes part of his business week, and our Chief Financial Officer devotes his full time, to the operations of our company.

         Our Board unanimously recommends that stockholders vote FOR the election of each of the five nominees for Director named above.

Board of Directors and Committees

         Our business and affairs are managed under the direction of our Board of Directors, composed of two non-employee directors and three employee directors as of the date of this Proxy Statement. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors, the Audit Committee and the Compensation Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

         Our Board of Directors held six meetings during the fiscal year ended December 31, 2008. All of the directors attended such meetings, with the exception of Mr. Ofer Gur-Arie, who attended five meetings. We do not have a policy with regard to directors' attendance at annual meetings of stockholders, but we encourage our directors to attend the annual meetings.

         Our Board of Directors has an Audit Committee and a Compensation Committee, but there is no committee performing the functions of a Nominating Committee.

         We do not have a Nominating Committee. It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating committee in light of the fact that we are controlled by DataSafe, the composition of our Board of Directors and the collective independence of our independent directors, which enable the Board of Directors to fulfill the functions of such a committee. While we are not listed on an exchange, the SEC requires us to identify whether any of our directors are independent under the definition of independence under one of the national securities exchanges. Our Board of Directors has determined that Mr. Avnimelech and Nicholas, The Viscount Bearsted are independent, as that term is defined under the independence standards for Nasdaq.

         Candidates for non-employee Board members have typically been found through recommendations from directors or others associated with us or because of their financial interest in our company. Our stockholders may recommend candidates by sending the candidate's name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our stockholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees, although we believe that all non-employee directors should share qualities such as: independence; relevant experience;
and strong communication and analytical skills. In any given search, our non-employee directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our non-employee directors reserve the right to modify its stated search criteria for exceptional candidates.

         The Compensation Committee consists of Mr. Avnimelech and Nicholas, The Viscount Bearsted. The Compensation Committee has not adopted a charter. We currently have two executive officers, and our Compensation Committee sets their compensation. In setting compensation, the Board reviews and considers prior compensation levels of the executive officer, the contribution of such executive officer during the course of the year and our financial condition and prospects for the upcoming year. The Compensation Committee determines the amount of cash (or any other compensation) to be paid to our directors. Our Compensation Committee held one meeting in addition to the meetings of the entire Board of Directors during 2008, and all of the members attended that meeting.

Audit Committee

         The Audit Committee consists of Mr. Avnimelech and Nicholas, The Viscount Bearsted. Our Board of Directors has determined that Mr. Avnimelech is an audit committee financial expert as that term is defined in rules issued pursuant to the Sarbanes-Oxley Act of 2002.

          Our Audit Committee held five meetings in addition to the meetings of the entire Board of Directors during 2008, and all of the members attended those five meetings.

         Our entire Board of Directors, including the Audit Committee members, along with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and helps to ensure the integrity of our financial statements.

Report of Audit Committee

         Management is responsible for our internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

         Brightman Almagor Zohar and Co., a member firm of Deloitte Touche Tomatsu, the company's independent registered public accounting firm, is responsible for expressing opinions on the conformity of the company's consolidated financial statements with generally accepted accounting principles. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

         In this context, our entire Board of Directors, including the Audit Committee members, reviewed and discussed with management and Brightman Almagor Zohar and Co., among other things, the scope of the audit to be performed, the results of the audit performed and the independent registered public accounting firm's fee for the services performed. Management represented to the Audit Committee that the company's financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the company's audited financial statements included the auditors' judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements.

         Our entire Board of Directors, including the Audit Committee members, also discussed with Brightman Almagor Zohar and Co. other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications." Brightman Almagor Zohar and Co. provided to the Audit Committee written disclosures and the letter required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committees." Our Board of Directors discussed with Brightman Almagor Zohar and Co. the registered public accounting firm's independence from the company.

         Based on the discussions of our entire Board of Directors, including the members of our Audit Committee, with management and Brightman Almagor Zohar and Co. and their review of the representations of management and the report of Brightman Almagor Zohar and Co. to our Board of Directors, our Board of Directors, including the members of our Audit Committee, recommended that the audited financial statements be included in our company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission and selected Brightman Almagor Zohar and Co. as the independent registered public accounting firm for the company for 2009.

         Submitted by the Audit Committee of the Board of Directors of FutureIT Inc.

                                            Michael Avnimelech

                                            Nicholas, The Viscount Bearsted


Stockholder Communications with the Board of Directors

         Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

         Secretary
         FutureIT Inc.
         4 Hamelacha Street, North Industrial Area, Lod 71520, Israel + (972)(8)920-8070

         Our Secretary will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

         Security Ownership of Certain Beneficial Owners and Management

          The following tables set forth as of June 15, 2009 certain information regarding the ownership of our common stock, $0.0001 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

                     Name and                 Amount and Nature of    Percent of
          Address of Beneficial Owner (1)      Beneficial Owner(2)     Class(3)
          -------------------------------      -------------------     --------
     DataSafe Group Ltd. (4)                       16,150,000           64.73%
     Shmuel Bachar (5)                                776,200            3.11%
     Omer Nirhod (6)                               17,285,200           66.65%
     Nicholas, The Viscount Bearsted (7)            2,293,000            8.84%
     Michael Avnimelech (8)                            50,000               *
     Ofer Gur-Arie (8)                                 50,000               *
     Tzahi Langer (9)                                   1,000               *
     Ehud Isaacs  (10)                                      -               *
     All officers and directors as a
        group (7 persons) (11)                     20,455,400           74.61%

         *        Less than 1%.

         (1) The address of Shmuel Bachar, Omer Nirhod, Nicholas, The Viscount Bearsted, Michael Avnimelech, Ofer Gur-Arie, Tzahi Langer and Ehud Issacs is c/o DataSafe Group Ltd., 4 Hamalcha Street, North Industrial Area, Lod 71520, Israel.

         (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common Stock relating to options currently exercisable or exercisable within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

         (3)      Based upon 24,340,000 shares of common stock outstanding.

         (4) DataSafe Group Ltd. is controlled by Mr. Omer Nirhod. Includes 650,000 shares of common stock issuable upon the exercise of warrants held by Mr. Nirhod.

         (5) Includes 90,000 shares of common stock held by Mr. Bachar's spouse, 100,000 shares of common stock held by Shamad Orlan Ltd., a company wholly owned by Mr. Bachar, 46,200 shares of common stock issuable upon the exercise of warrants held by Shamad Orlan Ltd., and 540,000 shares of common stock issuable upon the exercise of options.

         (6) Includes 90,000 shares of common stock held by Mr. Nirhod, 15,500,000 shares of common stock held by DataSafe Group Ltd., 100,000 shares of common stock held by Anobis Holdings Ltd., a company wholly owned by Mr. Nirhod, 46,200 shares of common stock issuable upon the exercise of warrants held by Anobis Holdings Ltd., 650,000 shares of common stock issuable upon the exercise of warrants held by DataSafe Group Ltd. and 899,000 shares of common stock issuable upon the exercise of options.

         (7) Includes 743,000 shares of common stock issuable upon the exercise of warrants and 50,000 shares of common stock issuable upon the exercise of options.

         (8) A director of the company who will serve in such capacity until date of the Annual Meeting. Includes 50,000 shares of common stock issuable upon the exercise of options.

         (9) Includes 1,000 shares of common stock issuable upon the exercise of options.

         (10)     Chief Financial Officer as of June 1, 2009.

         (11) Includes 1,590,000 shares of common stock issuable upon the exercise of options and 1,485,400 shares of common stock issuable upon the exercise of warrants.



Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission, or the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

         To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal year 2008 all persons subject to these reporting requirements filed the required reports on a timely basis, other than their initial filings on Form 3 which were not filed on a timely basis.

Executive Compensation

         The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2008 totaled $100,000 or more:

                           Summary Compensation Table

                                                                                       Non-Equity
                                                                                        Incentive
                                                              Stock                       Plan         All Other
    Name and Principal                                        Awards       Option     Compensation   Compensation
         Position           Year     Salary ($)   Bonus ($)    ($)        Awards ($)        ($)            ($)      Total
    ------------------      ----     ----------   --------    ------      ----------  ------------   ------------   -----
Nimrod Zahavi               2008      $131,479     $12,872        -           -             -              -        $144,351
   Former Chief Executive   2007       $73,500     $15,200        -        $89,640          -              -        $178,340
   Officer, served until
   September 15, 2008

Shmuel Bachar*              2008      $100,000        -           -           -             -              -        $100,000
   Chairman of the Board    2007       $24,000        -           -       $134,460          -              -        $158,460
   of Directors                                                                                            -

Omer Nirhod**               2008      $75,000         -           -           -             -              -         $75,000
   President                2007      $24,000         -           -       $223,851          -              -        $247,851


         *Shmuel Bachar, the Chairman of our Board and CEO, receives compensation solely in consideration for his services as Chairman of the Board of Directors and not for his services as the Chief Executive Officer. See Director Compensation below.

         **Omer Nirhod, the President of our Company, receives compensation solely in consideration for his services as President of the company and not for his services as a Director. See Director Compensation below.


 ----------

Narrative Disclosure to Summary Compensation Table

         Because of our size and the limited number of executive officers, our compensation structure is not complex. We currently have an employment agreement with our Chief Financial Officer, which was entered into before he assumed that role. The annual compensation cost for our Chief Financial Officer (including customary social benefits) is approximately $62,000. There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the company or any of its subsidiaries, if any.

         The aggregate value of all perquisites and other personal benefits furnished in each of the last two years to each of our executive officers was less than 10% of each officer's salary for such year.


Grants of Plan-Based Awards for 2008

         There were no stock options awarded during the fiscal year ended December 31, 2008.

Long-Term Incentive Plans-Awards in Last Fiscal Year

         We do not currently have any long-term incentive plans.

Director Compensation

         Mr. Omer Nirhod, our President and Director, received compensation of $6,250 per month. During 2007, we issued to Mr. Nirhod options to purchase 899,000 shares of our shares of common stock at an exercise price of $0.0001, the par value of such shares.

         Our Chief Executive Officer and the Chairman of our Board of Directors, Mr. Shmuel Bachar, received compensation of $8,333.33 per month. During 2007, we issued to Mr. Bachar options to purchase 540,000 shares of our shares of common stock at an exercise price of $0.0001, the par value of such shares.

         During the year ended December 31, 2008, we paid to each of our non-employee directors a quarterly fee of $1,500 and a per meeting attendance fee of $300.

         We issued to each of Mr. Avnimelech and Nicholas, the Viscount Bearsted who are directors and members of the audit committee, options to purchase 50,000 shares of our common stock at an exercise price of $0.0001, the par value of such shares. Mr. Gur-Arie, a director of the company who will serve in such capacity until date of the Annual Meeting, was also issued options to purchase 50,000 shares of our common stock at an exercise price of $0.0001, the par value of such shares.

         The following table sets for the compensation received by each of our Directors in the year ended December 31, 2008.

                        Fees                                   Non-Equity
                        Earned                                  Incentive    Nonqualified
                        or Paid                                   Plan         Deferred       All Other
                        in Cash       Stock        Option     Compensation   Compensation    Compensation
         Name              ($)      Awards ($)   Awards ($)        ($)            ($)            ($)         Total ($)
---------------------   -------     ----------   ----------   ------------   ------------    -------------   ---------
Shmuel Bachar*.......   $55,000          -            -             -              -              -           $55,000
Omer Nirhod**........   $44,510          -            -             -              -              -           $44,510
Nicholas, The
 Viscount Bearsted...   $6,600           -            -             -              -              -            $6,600
Michael Avnimelech ..   $6,600           -            -             -              -              -            $6,600
Ofer Gur-Arie........   $6,600           -            -             -              -              -            $6,600

         *Shmuel Bachar, the Chairman of our Board and CEO, receives compensation solely in consideration for his services as Chairman of the Board of Directors and not for his services as the Chief Executive Officer. See above.

         **Omer Nirhod is entitled for compensation of $75,000 per year for his services as our president and not for his services as a director. In regard to the compensation paid to him, see above.


Outstanding Equity Awards at Fiscal Year End

         The following table summarizes the options awards granted to each of the named executive officers identified above in the summary compensation table above pursuant to an Equity Incentive Plan.

                                   Outstanding Equity Awards at Fiscal Year-End

                                 Option Awards                                                  Stock Awards
-------------------------------------------------------------------------------- -----------------------------------------
                                                                                                     Equity       Equity
                                                                                                     incentive   incentive
                                                                                            Market   plan          plan
                                                                                  Number    value    awards:      awards:
                                                                                  of        of       number      market or
                                                 Equity                           shares    shares   of           payout
                                                incentive                         or        or       unearned    value of
                                                  plan                            units     units    shares,     unearned
                   Number of                     awards:                          of        of       units or     shares,
                  securities     Number of      number of                         stock     stock    other       units or
                  underlying     securities    securities                         that      that     rights        other
                  unexercised    underlying    underlying   Option                have      have     that         rights
                    options     unexercised    unexercised  exercise  Option      not       not      have not    that have
                      (#)       options (#)     unearned    price     expiration  vested    vested   vested     not vested
      Name        Exerciseable Unexerciseable  options (#)    ($)        date       (#)       ($)       (#)         ($)
-------------     ------------ --------------  -----------  --------  ----------  ------    ------   ---------  ----------
Nimrod Zahavi          -             -              -          -          -          -         -         -           -
Shmuel Bachar       540,000          -              -        0.0001   12/31/2011     -         -         -           -
Omer Nirhod         899,000          -              -        0.0001   12/31/2011     -         -         -           -


Transactions with Related Persons

         On July 20, 2006, we entered into a services agreement with DataSafe Systems, according to which DataSafe Systems provides us with: use of cars leased by DataSafe Systems under a leasing agreement; communication services (cell phones and stationary phones); secretarial and accounting services; general services (graphics, technician jobs, computer maintenance. etc.); and service providers use (advertising, couriers, etc.). The consideration for these services is as follows:

o For leased cars - at cost based on the leasing agreement between DataSafe and the leasing companies;

o For the communication services - approximately $350 for the stationary phones and the actual monthly cost for the cell phones;

o For the secretarial and accounting services - approximately $3,500 per month;

o    For general services - an hourly rate of $45; and,

o    Service providers use - at the cost charged by each supplier.

         We are entitled to terminate the agreement (or any portion of the services) upon 30 days` prior written notice. The term of the agreement was until July 20, 2008. On March 7, 2007 we entered into a letter agreement with DataSafe Systems that automatically extends the term of the agreement for additional 12 month periods unless a party notifies the other of termination in a written notice of 90 days prior to the renewal. Later on, all of DataSafe Systems' rights and obligations in accordance with the service agreement were assigned to DataSafe.

         We entered into a standard reseller agreement with DataSafe. According to the reseller agreement, DataSafe is entitled to a 10% discount on the manufacturer suggested retail price ("SRP") for sales made in 2008 and a 15% discount on the SRP for sales made from January to October 2009. The discount of the SRP as of November 2009 will be agreed upon in the future. The discount granted to other resellers ranges from 35% to 45%.

         On January 8, 2007 we entered into an option agreement with Future I.T. Ltd., an Israeli company then held 98% by Mr. Omer Nirhod, and 2% by Shamad Orlan Ltd. Mr. Omer Nirhod is our president and director, and the controlling shareholder of DataSafe, our controlling shareholder. Shamad Orlan Ltd., or Shamad, is an Israeli company controlled by Shmuel Bachar, the chairman of our Board of

Directors. Pursuant to the agreement, Future I.T. Ltd. issued to us shares constituting 90% of its issued and outstanding share capital. In consideration we provided Future I.T. Ltd. with guarantees for all of the debt incurred by it in the ordinary course of its business. The agreement also provided an option to purchase the remaining 10% of the shares of Future I.T. Ltd. for additional consideration of $100,000. On January 15, 2008 we exercised the option.

         An aggregate of $75,000 of the promissory notes and 270,000 shares of common stock issued in connection with the Bridge Loan were sold to directors and officers of our company, their family members or companies controlled by them. Six investors who participated in the Bridge Loan elected to invest in the Private Placement, paying the difference between the purchase price in the Private Placement and the principal amount of the promissory notes held by them. Of these six investors, two were directors, including a director who also serves as an officer of our company, or companies controlled by them. An aggregate of 200,000 shares of common stock and warrants to purchase up to 92,400 shares of common stock were issued to these two directors of our company or companies controlled by them.

         Mr. Shmuel Bachar, our Chairman of the Board and Chief Executive Officer, served as Chairman of the Board of DataSafe from 2005 to May 2009.

         On December 9, 2008, DataSafe and Nicolas, the Viscount Bearsted, (together the "Lenders"), agreed to provide us with an interim $300,000 credit line bearing annual interest of 10%. In addition, for each $1.00 that is advanced to us, we issued to the Lenders a warrant to purchase a share of common stock of our company at an exercise price per share equal to $0.50. In addition, the Lenders will be entitled to participate in a future financing by means of converting their loans into shares.

         On June 4, 2009, DataSafe agreed to provide us with an interim $400,000 credit line bearing annual interest of 10%. In addition, for each $1.00 that is advanced to us, we issued DataSafe a warrant to purchase a share of common stock of our company at an exercise price per share of $0.50 per share. In addition, DataSafe will be entitled to participate in a future financing by means of converting its loan into shares.

         ITEM 2.  APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         In January 2007, our Board of Directors appointed Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tomatsu, as our independent registered public accountants, and in January 2007, Brightman Almagor Zohar & Co. accepted the appointment as our independent registered public accountants. They have acted as such since that time.

         The following resolution will be offered by the Board of Directors at the Annual Meeting.

             "RESOLVED: That the selection of Brightman Almagor Zohar & Co. by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of 2009 for the fiscal year ending December 31, 2009 is ratified, confirmed and approved."

         Our Board of Directors believes that Brightman Almagor Zohar & Co. has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants.

         In the event this resolution does not receive the necessary votes for adoption, or if for any reason Brightman Almagor Zohar & Co. ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

         Representatives of Brightman Almagor Zohar & Co. will attend the Annual Meeting. They will be available to respond to appropriate questions from stockholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

         The following table sets forth, for each of the years indicated, the fees paid to our independent public accountants and the percentage of each of the fees out of the total amount paid to the accountants.

                                                                  Year Ended
                                          --------------------------------------------------------------
                                                  December 31,                       December 31,
                                                     2008                               2008
                                          ----------------------------        ---------------------------
              Services Rendered              Fees          Percentages          Fees         Percentages
        --------------------------        --------         -----------        --------       -----------
        Audit Fees (1)............        $ 40,000             100%           $ 29,000           100%
        Audit-related Fees........               -               -                   -             -
        Tax Fees..................               -               -                   -             -
        All Other Fees............               -               -                   -             -
                                          --------                            --------
        Total ....................        $ 40,000             100%           $ 29,000            100%

--------------
(1) Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.


Audit Committee Pre-Approval Policies and Procedures

         Our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee pre-approved the audit services performed by the independent registered public accountants.

         Our Audit Committee intends to establish a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee's responsibilities, including the pre-approval of services to be performed by the independent registered public accountants. The policy will require the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants.

         Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

                  TIME FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to our company in a timely manner.

         Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2010 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, stockholder proposals must be received by us no later than January 4, 2010. Except in the case of proposals made in accordance with Rule 14a-8, for stockholder proposals to be considered at the 2010 annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Company corporate secretary by January 4, 2010.

                                  OTHER MATTERS

         Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

         A COPY OF OUR 2008 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: IR@futureitsoft.com.


                                           By Order of the Board of Directors,

                                           /s/Ehud Isaacs

                                           Ehud Isaacs
                                           Chief Financial Officer and Secretary








Dated: June 15, 2009

                                                                         ANNEX A


                                  FUTUREIT INC.
                         Annual Meeting of Shareholders
                                  July 21, 2009


The undersigned, revoking all prior proxies, hereby appoints Ehud Issacs and Shmuel Bachar with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of FutureIT Inc (the Company) which the undersigned would be entitled to vote, fully as the undersigned could vote & act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on July 21, 2009 at 3:00 P.M. Israeli time at 4 Hamelacha Street, North Industrial Area, Lod, Israel, or at any adjournments or postponements thereof. Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, & after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated & of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1)  The election as directors of all nominees listed below to serve until the 2010 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).


Shmuel Bachar            FOR ____          AGAINST ____      FOR ALL EXCEPT ____
Omer Nirhod              FOR ____          AGAINST ____      FOR ALL EXCEPT ____
Nicholas,
 The Viscount Bearsted   FOR ____          AGAINST ____      FOR ALL EXCEPT ____
Michael Avnimelech       FOR ____          AGAINST ____      FOR ALL EXCEPT ____
Tzahi Langer             FOR ____          AGAINST ____      FOR ALL EXCEPT ____

To withhold authority to vote, mark "For All Except" and write the nominee's name here: ______


Proposal (2)  To ratify the selection of Brightman Almagor Zohar & Co as our independent auditors for the fiscal year ending December 31, 2009.

                         FOR ____        AGAINST ____      ABSTAIN ____

Proposal (3)  To transact such other business as may properly come before the meeting and any adjournment thereof.

                         FOR ____        AGAINST ____      ABSTAIN ____


The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2) and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2008.
NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER.
IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.



Signature: ______________________________________ TODAY DATE: ______________

Joint Owner's Signature (where applicable):________________ TODAY'S DATE:_______

Please mail or fax your duly executed  proxy card to:  FutureIT Inc.  Attn:
Proxy Dept. - 4 Hamelacha  St. - North  Industrial  Area - 71520 Lod, Israel
Ph# 972-8-9258072   Fax# 972-8-9258160